EXHIBIT 99.1

Investor Relations Contact:	Media Relations Contact:
Derrick Vializ	Andy Foster
(713) 918-1805	(713) 918-2441
derrick_vializ@bmc.com	andy_foster@bmc.com
BMC Software Announces Fiscal 2006 Second Quarter Results
Company Reports Non-GAAP Earnings per Share Growth of 63% Year-Over-Year, And GAAP Earnings per Share Growth of 217% Year-Over-Year; Company Board Authorizes Additional $1 Billion Share Buy-Back
     HOUSTON — (Nov. 2, 2005) — BMC Software, Inc. [NYSE: BMC] today announced financial results for its second quarter of fiscal 2006 ended September 30, 2005.
     BMC Software’s non-GAAP net earnings, which exclude special items, assuming an effective tax rate of 28%, were $58.2 million, or $0.26 per diluted share, for the second quarter of fiscal 2006, representing a 63% increase over the year-ago quarter. In the year-ago quarter, non-GAAP net income was $35.2 million, or $0.16 per diluted share. Fiscal 2006 second quarter net earnings on a GAAP basis were $42.3 million, or $0.19 per diluted share, representing a 217% increase over the year-ago quarter. In the year-ago quarter, net earnings on a GAAP basis were $12.7 million, or $0.06 per diluted share. Included in the financial tables is a complete reconciliation between non-GAAP and GAAP results.
     Total revenues for the second quarter of fiscal 2006 increased two percent to $361.0 million. Non-GAAP operating expenses declined by $22.3 million, or 7%, to $299.6 million. Non-GAAP operating income increased by $28.2 million, or 85%, to $61.4 million, and non-GAAP operating margin for the quarter nearly doubled from the prior year to 17%. The company continues to maintain a strong balance sheet, ending the second quarter of fiscal 2006 with $1.2 billion of cash and marketable securities and $1.6 billion in deferred revenues.
     During the second fiscal quarter the company continued its accelerated stock buy-back program, spending $100 million to re-purchase approximately five million outstanding shares. In addition, BMC Software’s board of directors has recently authorized the re-purchase of up to $1 billion worth of the company’s shares. This is in addition to the $34 million buy-back remaining under the previous authorization.
     “We are very pleased with the improvement in profitability this quarter; however, we have more work to do in driving revenue growth,” said Bob Beauchamp, president and CEO, BMC Software. “In particular, we are focused on improving license bookings. Our April 2005 sales force realignment to support Business Service Management (BSM) is gaining traction, and we are increasing our momentum and pipeline. Converting this momentum and pipeline into strong financial results is our key focus for the remainder of the fiscal year.”

BMC Software Announces Fiscal 2006 Second Quarter Results	Page 2
     License bookings in the second quarter of fiscal 2006 were $107.3 million, an increase of 8% sequentially and a decline of 27% from the year-ago quarter. The following table illustrates license bookings:
Second Quarter FY06 Business Segment Results

				License
		Net Change		Bookings	License
		in Deferred		Percent	Bookings
	License	License	License	Growth vs.	Percent Growth
($ Millions)	Revenues	Revenue	Bookings*	Q2 FY05	vs. Q1 FY06
DM – Mainframe	27.1	(10.3)	16.8	(64)%	(39)%
MAINVIEW®	10.3	0.4	10.8	23%	41%

Mainframe Management	37.4	(9.8)	27.6	(51)%	(22)%

Scheduling & Output Mgmt.	10.6	4.2	14.8	17%	34%
DM – Distributed Systems	4.4	(0.9)	3.5	(60)%	12%
PATROL®	21.1	(5.5)	15.7	(24)%	9%

Distributed Systems Mgmt.	36.1	(2.1)	34.0	(19)%	19%

Service Management	40.9	1.7	42.5	(9)%	27%

Identity Management	2.7	0.5	3.3	60%	15%

Total BMC	117.2	(9.9)	107.3	(27)%	8%

Due to the exclusion of the non-material category of “Other,” all totals do not foot.

*	License bookings measure the value of new license contracts signed during the quarter, including both the amount that goes to the income statement and the amount that goes to the deferred license revenue account on the balance sheet. License bookings can be calculated by adding license revenues and the net change in the deferred license revenue balance.
     FY‘06 and Q3 Guidance
     The company announced today that it is raising its guidance for earnings for the year and expects fiscal 2006 non-GAAP earnings per share to be in the range of $0.97 to $1.03 on estimated revenues of $1.49 to $1.52 billion. Please note that BMC Software’s fiscal 2006 estimates do not include an estimated $0.57 of expenses per share of special items.
     The company also said that it now expects cash flow from operations for the 2006 fiscal year to range between $375 and $425 million. This updated guidance includes payments of $37 million in taxes related to the repatriation of foreign earnings under the American Jobs Creation Act and cash restructuring payments of $43 million. Second quarter cash used from operations was $8 million. This reflects cash outflows during the second fiscal quarter of $27 million for

BMC Software Announces Fiscal 2006 Second Quarter Results	Page 3
the taxes related to the repatriation of foreign earnings and $10 million for restructuring. Excluding these two items, second quarter adjusted cash flow from operations was $29 million.
     The company estimates that third quarter revenues will be in the $375 to $395 million range and non-GAAP earnings per share, which exclude special items, will be in the $0.25 to $0.30 range. During the third fiscal quarter, the company expects to see an increase in license bookings for its Service Management and Identity Management units as compared to the year-ago quarter.
     Conference Call
     A conference call to discuss second quarter fiscal 2006 results is scheduled for today, November 2, 2005 at 4:00 p.m. Central time. Those interested in participating may call (719) 457-2617 and use the passcode BMC. To access a replay of the conference call, which will be available for one week, dial (719) 457-0820 and use the passcode BMC. A live webcast of the conference call will be available on the company’s website at www.bmc.com/investors. A replay of the webcast will be available within 24 hours and archived on the website.
     Non-GAAP Financial Measures
     This press release includes the non-GAAP financial measures of net earnings, diluted earnings per share, operating expenses, operating income and operating margin excluding charges for (i) restructuring costs and (ii) amortization of acquired technology and intangibles. Restructuring costs are excluded, as management believes these to be non-recurring costs which would distort comparisons with historical results if not excluded. The other items are excluded, as they are noncash charges related to completed acquisitions. The non-GAAP financial measures of net earnings and diluted earnings per share are also adjusted to reflect an effective tax rate of 28%, which differs from the GAAP rate. We have applied a standard 28% tax rate to normalize our results against historical reported results. A reconciliation between the GAAP results and the non-GAAP results excluding these items is included with the financial tables accompanying this press release.
     BMC Software’s management uses both GAAP and non-GAAP results in its evaluation of the performance of the company; although, the non-GAAP results are used for budgeting and for determining executive compensation on a quarterly basis. While GAAP results are more comprehensive, the company provides investors supplemental non-GAAP measures and the reconciliation of non-GAAP to GAAP information to provide additional insight into BMC Software’s financial results. Because non-GAAP gauges are not influenced by certain non-cash or non-recurring expenses, they can add value by focusing on the ongoing performance of the company’s core operations and by giving investors additional options for tracking historical and expected results.
     About BMC Software
     BMC Software, Inc. [NYSE:BMC] is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2005 revenues of more than $1.46 billion. For more information about BMC Software, visit www.bmc.com.

BMC Software Announces Fiscal 2006 Second Quarter Results	Page 4
     This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as “believe,” “anticipate,” “expect,“ “estimate” and “guidance” are forward-looking statements. Numerous important factors affect BMC Software’s operating results and could cause BMC Software’s actual results to differ materially from the forecasts and estimates indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) BMC Software’s revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter, that make estimation of operating results prior to the end of a quarter extremely uncertain; 2) BMC Software’s operating costs and expenses are relatively fixed over the short term; 3) increased competition and pricing pressures could adversely affect BMC Software’s earnings; 4) BMC Software’s maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not grow; 5) new software products and product strategies may not be timely introduced or successfully adopted; 6) BMC Software’s quarterly cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software’s filings with the SEC; 7) BMC Software’s effective tax rate is subject to quarterly fluctuation and any change in such tax rate could affect the company’s earnings; and 8) the additional risks and important factors described in BMC Software’s quarterly reports on Form 10-Q and in its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this release.
     ###
     BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. © 2005, BMC Software, Inc. All rights reserved.

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended		Incr/(Decr)
	September 30,	September 30,	Percentage
	Fiscal 2005	Fiscal 2006	Change
	(In millions, except
	per share data)
Revenues:
License	$132.5	$117.2	(12)%
Maintenance	199.9	220.7	10%
Professional services	22.7	23.1	2%

Total revenues	355.1	361.0	2%

Cost of license revenues	33.7	32.1	(5)%
Cost of maintenance revenues	44.2	38.6	(13)%
Cost of professional services	23.2	20.8	(10)%
Selling and marketing expenses	131.2	116.3	(11)%
Research and development expenses	55.4	57.8	4%
General and administrative expenses	48.4	46.7	(4)%
Amortization of intangible assets	5.3	9.2	74%
Acquired research and development	0.2	—	n/m
Settlement of litigation	11.3	—	n/m

Total operating expenses	352.9	321.5	(9)%

Operating income (loss)	2.2	39.5	1695%
Other income, net	15.7	19.4	24%

Earnings (loss) before income taxes	17.9	58.9	229%
Income tax provision (benefit)	5.2	16.6	219%

Net earnings (loss)	$12.7	$42.3	233%

Diluted earnings (loss) per share	$0.06	$0.19	217%

Shares used in computing diluted earnings (loss) per share	223.9	220.8	(1)%

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
NON-GAAP STATEMENTS OF OPERATIONS EXCLUDING SPECIAL ITEMS
(Unaudited)

	Three Months Ended		Incr/(Decr)
	September 30,	September 30,	Percentage
	Fiscal 2005	Fiscal 2006	Change
	(In millions, except
	per share data)
Revenues:
License	$132.5	$117.2	(12)%
Maintenance	199.9	220.7	10%
Professional services	22.7	23.1	2%

Total revenues	355.1	361.0	2%

Cost of license revenues	19.7	17.9	(9)%
Cost of maintenance revenues	44.5	38.8	(13)%
Cost of professional services	23.2	21.3	(8)%
Selling and marketing expenses	130.3	116.8	(10)%
Research and development expenses	55.8	58.0	4%
General and administrative expenses	48.4	46.8	(3)%

Total operating expenses	321.9	299.6	(7)%

Operating income (loss)	33.2	61.4	85%
Other income, net	15.7	19.4	24%

Earnings (loss) before income taxes	48.9	80.8	65%
Income tax provision (benefit)	13.7	22.6	65%

Net earnings (loss)	$35.2	$58.2	65%

Diluted earnings (loss) per share	$0.16	$0.26	63%

Shares used in computing diluted earnings (loss) per share	223.9	220.8	(1)%

See the accompanying Supplemental Analysis of Effect of Special Items, where these Non-GAAP Statements of Operations Excluding Special Items are reconciled to the Statements of Operations prepared in accordance with U.S. generally accepted accounting principles.

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended		Incr/(Decr)
	September 30,	September 30,	Percentage
	Fiscal 2005	Fiscal 2006	Change
	(In millions, except
	per share data)
Revenues:
License	$232.8	$231.1	(1)%
Maintenance	404.7	434.3	7%
Professional services	43.6	43.9	1%

Total revenues	681.1	709.3	4%

Cost of license revenues	64.3	65.4	2%
Cost of maintenance revenues	89.1	84.4	(5)%
Cost of professional services	43.7	44.1	1%
Selling and marketing expenses	255.9	260.5	2%
Research and development expenses	102.6	114.0	11%
General and administrative expenses	89.6	106.1	18%
Amortization of intangible assets	9.5	18.2	92%
Acquired research and development	0.2	—	n/m
Settlement of litigation	11.3	—	n/m

Total operating expenses	666.2	692.7	4%

Operating income (loss)	14.9	16.6	11%
Other income, net	33.3	37.0	11%

Earnings (loss) before income taxes	48.2	53.6	11%
Income tax provision (benefit)	24.8	52.4	111%

Net earnings (loss)	$23.4	$1.2	(95)%

Diluted earnings (loss) per share	$0.10	$0.01	(90)%

Shares used in computing diluted earnings (loss) per share	224.5	220.7	(2)%

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
NON-GAAP STATEMENTS OF OPERATIONS EXCLUDING SPECIAL ITEMS
(Unaudited)

	Six Months Ended		Incr/(Decr)
	September 30,	September 30,	Percentage
	Fiscal 2005	Fiscal 2006	Change
	(In millions, except
	per share data)
Revenues:
License	$232.8	$231.1	(1)%
Maintenance	404.7	434.3	7%
Professional services	43.6	43.9	1%

Total revenues	681.1	709.3	4%

Cost of license revenues	38.8	36.2	(7)%
Cost of maintenance revenues	90.4	81.6	(10)%
Cost of professional services	43.7	41.4	(5)%
Selling and marketing expenses	254.3	235.0	(8)%
Research and development expenses	104.1	110.6	6%
General and administrative expenses	89.6	100.1	12%

Total operating expenses	620.9	604.9	(3)%

Operating income (loss)	60.2	104.4	73%
Other income, net	33.3	37.0	11%

Earnings (loss) before income taxes	93.5	141.4	51%
Income tax provision (benefit)	26.2	39.6	51%

Net earnings (loss)	$67.3	$101.8	51%

Diluted earnings (loss) per share	$0.30	$0.46	53%

Shares used in computing diluted earnings (loss) per share	224.5	220.7	(2)%

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
BALANCE SHEETS
(Unaudited)

	March 31,	June 30,	September 30,
	2005	2005	2005
	(In millions)
Current assets:
Cash and cash equivalents	$820.1	$853.7	$526.0	(a)
Marketable securities	108.7	115.1	341.3	(a)
Trade accounts receivable, net	191.8	120.3	110.6
Current trade finance receivables, net	151.8	127.7	118.1
Other current assets	168.0	164.0	171.1

Total current assets	1,440.4	1,380.8	1,267.1

Property and equipment, net	383.7	366.2	359.2
Software development costs and related assets, net	126.1	118.5	113.7
Long-term marketable securities	354.3	327.1	352.3	(a)
Long-term finance receivables, net	126.1	94.3	91.8
Acquired technology, goodwill and intangibles, net	687.9	661.6	643.0
Other long-term assets	179.8	187.7	188.4

	$3,298.3	$3,136.2	$3,015.5

Current liabilities:
Accounts payable and accrued liabilities	$320.8	$269.4	$219.0
Current portion of deferred revenue	764.3	778.3	749.1

Total current liabilities	1,085.1	1,047.7	968.1

Long-term deferred revenue	868.0	858.3	811.1
Other long-term liabilities	83.4	79.6	82.3

Total stockholders’ equity	1,261.8	1,150.6	1,154.0

	$3,298.3	$3,136.2	$3,015.5

(a) Total cash and marketable securities are $1,219.6 at September 30, 2005

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
STATEMENTS OF CASH FLOWS
(Unaudited)

Three Months Ended			Six Months Ended
Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
2004	2005		2004	2005
(In millions)			(In millions)
		Cash flows from operating activities:
$12.7	$42.3	Net earnings (loss)	$23.4	$1.2
		Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
0.2	—	Acquired research and development	0.2	—
53.0	56.3	Depreciation and amortization	102.5	113.8
1.0	—	Impairment of investments	1.0	—
(2.6)	(0.8)	Provision for uncollectable trade and finance receivables	(5.4)	1.7
(0.3)	(0.3)	(Gain) loss on marketable securities	1.8	(1.1)
1.1	1.0	Earned portion of stock-based compensation	1.4	1.8
(64.4)	11.0	(Increase) decrease in finance receivables	1.5	66.5
(7.1)	1.5	Increase (decrease) in payables to third-party financing institutions for finance receivables	(25.4)	(14.0)
(5.5)	(14.8)	Increase (decrease) in accrued exit costs	(17.0)	(6.5)
21.9	(103.9)	Net change in trade receivables, payables, deferred revenue and other components of working capital	16.1	(78.2)

10.0	(7.7)	Net cash provided by (used in) operating activities	100.1	85.2

		Cash flows from investing activities:
(207.2)	(5.6)	Cash paid for technology acquisitions and other investments, net of cash acquired	(212.0)	(8.9)
0.7	—	Return of capital for cost-basis investments	.7	—
4.5	—	Proceeds from sale of financial instruments and other	4.5	—
(111.1)	(262.2)	Purchases of marketable securities	(119.5)	(269.5)
41.3	8.7	Proceeds from maturities of/ sales of marketable securities	191.0	39.6
—	—	Proceeds from sale of property and equipment	—	5.0
(17.6)	(7.6)	Purchases of property and equipment	(34.4)	(11.8)
(15.4)	(13.8)	Capitalization of software development costs and related assets	(29.6)	(24.9)

(304.8)	(280.5)	Net cash provided by (used in) investing activities	(199.3)	(270.5)

		Cash flows from financing activities:
(1.3)	(1.4)	Payments on capital leases	(2.3)	(2.8)
8.5	60.6	Stock options exercised and other	13.4	77.5
(25.0)	(100.0)	Treasury stock acquired	(45.0)	(186.0)

(17.8)	(40.8)	Net cash provided by (used in) financing activities	(33.9)	(111.3)

2.4	1.3	Effect of exchange rate changes on cash	(0.2)	2.5

(310.2)	(327.7)	Net change in cash and cash equivalents	(133.3)	(294.1)
789.2	853.7	Cash and cash equivalents, beginning of period	612.3	820.1

$479.0	$526.0	Cash and cash equivalents, end of period	$479.0	$526.0

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
(Unaudited)

	Three Months Ended September 30, 2004				Three Months Ended September 30, 2005
				Non-GAAP				Non-GAAP
		Special		Excluding		Special		Excluding
	As Reported	Items		Special Items	As Reported	Items		Special Items
	(In millions, except per share data)				(In millions, except per share data)
Revenues:
License	$132.5	$—		$132.5	$117.2	$—		$117.2
Maintenance	199.9	—		199.9	220.7	—		220.7
Professional services	22.7	—		22.7	23.1	—		23.1

Total revenues	355.1	—		355.1	361.0	—		361.0

Cost of license revenues	33.7	(14.0	) (a,b)	19.7	32.1	(14.2	) (a,b)	17.9
Cost of maintenance revenues	44.2	0.3	(a)	44.5	38.6	0.2	(a)	38.8
Cost of professional services	23.2	—		23.2	20.8	0.5	(a)	21.3
Selling and marketing expenses	131.2	(0.9	) (a)	130.3	116.3	0.5	(a)	116.8
Research and development expenses	55.4	0.4	(a)	55.8	57.8	0.2	(a)	58.0
General and administrative expenses	48.4	—		48.4	46.7	0.1	(a)	46.8
Amortization of intangible assets	5.3	(5.3	) (b)	—	9.2	(9.2	)(b)	—
Acquired research and development	0.2	(0.2	) (c)	—	—	—		—
Settlement of litigation	11.3	(11.3	) (d)	—	—	—		—

Total operating expenses	352.9	(31.0)		321.9	321.5	(21.9)		299.6

Operating income (loss)	2.2	31.0		33.2	39.5	21.9		61.4
Other income, net	15.7	—		15.7	19.4	—		19.4

Earnings (loss) before income taxes	17.9	31.0		48.9	58.9	21.9		80.8
Income tax provision (benefit)	5.2	8.5	(e)	13.7	16.6	6.0	(e)	22.6

Net earnings (loss)	$12.7	$22.5		$35.2	$42.3	$15.9		$58.2

Diluted earnings (loss) per share	$0.06	$0.10		$0.16	$0.19	$0.07		$0.26

Shares used in computing diluted earnings (loss) per share	223.9	223.9		223.9	220.8	220.8		220.8

(a) Changes in estimates related to exit activities	$(0.1)	$1.6
(b) Amortization of acquired technology & intangibles	$(19.4)	$(23.5)
(c) Acquired research and development	$(0.2)	$—
(d) Settlement of Litigation	$(11.3)	$—
(e) Tax effect of special items and adjustment to effective tax rate of 28%	$8.5	$6.0

BMC Software Announces Second Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005
(Unaudited)

	Six Months Ended September 30, 2004				Six Months Ended September 30, 2005
				Non-GAAP				Non-GAAP
		Special		Excluding		Special		Excluding
	As Reported	Items		Special Items	As Reported	Items		Special Items
					(In millions, except per share data)
Revenues:
License	$232.8	$—		$232.8	$231.1	$—		$231.1
Maintenance	404.7	—		404.7	434.3	—		434.3
Professional services	43.6	—		43.6	43.9	—		43.9

Total revenues	681.1	—		681.1	709.3	—		709.3

Cost of license revenues	64.3	(25.5	) (a,c)	38.8	65.4	(29.2	) (b,c)	36.2
Cost of maintenance revenues	89.1	1.3	(a)	90.4	84.4	(2.8	) (b)	81.6
Cost of professional services	43.7	—		43.7	44.1	(2.7)		41.4
Selling and marketing expenses	255.9	(1.6	) (a)	254.3	260.5	(25.5	) (b)	235.0
Research and development expenses	102.6	1.5	(a)	104.1	114.0	(3.4	) (b)	110.6
General and administrative expenses	89.6	—		89.6	106.1	(6.0)		100.1
Amortization of intangible assets	9.5	(9.5	) (c)	—	18.2	(18.2	) (b)	—
Acquired research and development	0.2	(0.2	) (f)	—	—	—		—
Settlement of litigation	11.3	(11.3	) (g)	—	—	—		—

Total operating expenses	666.2	(45.3)		620.9	692.7	(87.8)		604.9

Operating income (loss)	14.9	45.3		60.2	16.6	87.8		104.4
Other income, net	33.3	—		33.3	37.0	—		37.0

Earnings (loss) before income taxes	48.2	45.3		93.5	53.6	87.8		141.4
Income tax provision (benefit)	24.8	1.4	(e,h)	26.2	52.4	(12.8	) (d,e)	39.6

Net earnings (loss)	$23.4	$43.9		$67.3	$1.2	$100.6		$101.8

Diluted earnings (loss) per share	$0.10	$0.20		$0.30	$0.01	$0.45		$0.46

Shares used in computing diluted earnings (loss) per share	224.5	224.5		224.5	220.7	220.7		220.7

(a) Changes in estimates related to exit activities	$1.7	$—
(b) Exit costs and related charges	$—	$(41.5)
(c) Amortization of acquired technology & intangibles	$(35.5)	$(46.3)
(d) Income tax provision for earnings to be repatriated	$—	$(36.5)
(e) Tax effect of special items and adjustment to effective tax rate of 28%	$(2.6)	$23.7
(f) Acquired research and development	$(0.2)	$—
(g) Settlement of litigation	$(11.3)	$—
(h) Release of tax accrual related to IRS settlement	$4.0	$—